November 7, 2012

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

Supplement to Summary Prospectus

and Statutory Prospectus

dated April 1, 2012

                  The Board of Trustees of Dreyfus Massachusetts Municipal Money Market Fund (the “Fund”) has approved the liquidation of Fund, effective on or about December 12, 2012 (the “Liquidation Date”).  Accordingly, effective on or about November 26, 2012 (the “Closing Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established for “sweep accounts” and by participants in group retirement plans (and their successor plans), provided the plan sponsor has been approved by The Dreyfus Corporation and established the Fund as an investment option in the plan before the Closing Date.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to Dreyfus TeleTransfer or Dreyfus Automatic Asset Builder® no longer will be accepted after November 28, 2012.  However, subsequent investments by Dreyfus-sponsored Individual Retirement Accounts and Dreyfus-sponsored retirement plans (collectively, “Dreyfus Retirement Plans”) pursuant to Dreyfus TeleTransfer and Dreyfus Automatic Asset Builder® will be accepted after November 28, 2012.  Please note that checks presented for payment to the Fund’s transfer agent pursuant to the Fund’s Checkwriting Privilege after the Fund’s liquidation will not be honored.

                  Fund shares held on the Liquidation Date in Dreyfus Retirement Plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. (“DLA”) to avoid penalties that may be imposed on holders of Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of DLA by calling 1-800-DREYFUS.